Exhibit 10.2

EXECUTION VERSION

FIFTH AMENDMENT TO LIMITED GUARANTY

THIS FIFTH AMENDMENT TO LIMITED GUARANTY (this “Amendment”) is made as of February 15, 2019 (the “Effective Date”), by and between BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation (“Guarantor”), and CITIBANK, N.A., a national banking association (“Buyer”).

RECITALS:

WHEREAS, Parlex 2 Finance, LLC, a Delaware limited liability company (“Parlex 2”), Parlex 2A Finco, LLC, a Delaware limited liability company (“Parlex 2A” and together with Parlex 2, “Original Sellers”), and Buyer entered into that certain Amended and Restated Master Repurchase Agreement, dated as of July 28, 2014, as amended by that certain First Amendment to Amended and Restated Master Repurchase Agreement dated as of July 28, 2016, by and among Original Sellers and Buyer (collectively, the “First A&R Repurchase Agreement”), which First A&R Repurchase Agreement amended, restated and replaced in its entirety that certain Repurchase Agreement, dated as of June 12, 2013 (the “Original Repurchase Agreement”), as amended by that certain First Amendment to Master Repurchase Agreement, dated as of July 26, 2013, that certain Second Amendment to Master Repurchase Agreement, dated as of September 11, 2013, that certain Third Amendment to Master Repurchase Agreement, dated as of November 20, 2013, that certain Fourth Amendment to Master Repurchase Agreement, dated as of January 31, 2014, and that certain Joinder Agreement, dated as of January 31, 2014 between Buyer, Parlex 2 and Parlex 2A);

WHEREAS, Original Sellers, Parlex 2 UK Finco, LLC, a Delaware limited liability company (“Parlex 2 UK”) and Parlex 2 EUR Finco, LLC, a Delaware limited liability company (“Parlex 2 EUR”), and Buyer entered into that certain Second Amended and Restated Master Repurchase Agreement, dated as of March 31, 2017 (the “Second A&R Repurchase Agreement”), which Second A&R Repurchase Agreement amended, restated and replaced in its entirety the First A&R Repurchase Agreement, as amended by that certain First Amendment to Master Repurchase Agreement, dated as of December 21, 2017 and that certain Second Amendment to Master Repurchase Agreement, dated as of March 30, 2018;

WHEREAS, in connection with the Original Repurchase Agreement, Guarantor entered into that certain Limited Guaranty dated as of June 12, 2013, as amended by that certain First Amendment to Limited Guaranty dated as of November 20, 2013, as further amended by that certain Second Amendment to Limited Guaranty, dated as of February 24, 2014, as further amended by that certain Third Amendment to Limited Guaranty, dated as of March 31, 2017 (collectively, the “Original Guaranty”), in favor of Buyer, guaranteeing certain obligations of Original Sellers, Parlex 2 UK and Parlex 2 EUR;

WHEREAS, Original Sellers, Parlex 2 UK, Parlex 2 EUR, Parlex 2 AU Finco, LLC, a Delaware limited liability company (“Parlex 2 AU”), and Buyer entered into that certain Third Amended and Restated Master Repurchase Agreement dated as of October 12, 2018 (as the same may be amended, supplemented, extended, restated, replaced or otherwise modified from time to time, the “Third A&R Repurchase Agreement”), which Third A&R Repurchase Agreement amended, restated and replaced in its entirety the Second A&R Repurchase Agreement;

WHEREAS, in connection with the Third A&R Repurchase Agreement, Guarantor and Buyer entered into that certain Fourth Amendment to Limited Guaranty dated as of October 12, 2018 (the “Fourth Amendment to Guaranty” together with the Original Guaranty, the “Guaranty”);

WHEREAS, concurrently with the Effective Date, Original Sellers, Parlex 2 UK, Parlex 2 EUR, Parlex 2 AU, Parlex 2 CAD Finco, LLC, a Delaware limited liability company (“Parlex 2 CAD” together with Original Sellers, Parlex 2 EUR, Parlex 2 UK and Parlex 2 AU, “Seller”), and Buyer have entered into that certain Fourth Amended and Restated Master Repurchase Agreement (as the same may be amended, supplemented, extended, restated, replaced or otherwise modified from time to time, the “Fourth A&R Repurchase Agreement”), which Fourth A&R Repurchase Agreement amended, restated and replaced in its entirety the Third A&R Repurchase Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Guaranty or the Fourth A&R Repurchase Agreement, as applicable; and

WHEREAS, in connection with the Fourth A&R Repurchase Agreement, the parties hereto desire to (i) modify certain terms and provisions of the Guaranty as set forth herein, (ii) reaffirm the obligations of Guarantor under the Guaranty and (iii) amend and enter into certain other Transaction Documents.

NOW THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

AGREEMENT:

1. AMENDMENTS TO GUARANTY. The Guaranty is hereby amended and modified as follows:

(a) Any references to, and any definition of, the “Repurchase Agreement” in the Guaranty shall mean, and such definition is hereby amended to refer to, the Fourth A&R Repurchase Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

2. REAFFIRMATION OF GUARANTY. Guarantor hereby (i) acknowledges and consents to the Fourth A&R Repurchase Agreement and the execution and delivery of this Amendment and (ii) represents, warrants and covenants that notwithstanding the execution and delivery of this Amendment and the Fourth A&R Repurchase Agreement, all of Guarantor’s obligations under the Guaranty remain in full force and effect and the same are hereby irrevocably and unconditionally ratified and confirmed by Guarantor in all respects.

3. GUARANTOR’S REPRESENTATIONS. Guarantor represents and warrants that (i) Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by or on behalf of Guarantor and constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, (iii) no Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Guarantor of this Amendment, and (iv) any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Guarantor of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).

4. GOVERNING LAW; WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION. This Amendment shall be governed in accordance with the terms and provisions of Sections 19, 21 and 27(c) of the Guaranty, mutatis mutandis.

5. SEVERABILITY. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures.

7. SUCCESSORS AND ASSIGNS. This Amendment shall inure to the benefit of and shall be binding on the parties hereto and their respective successors and assigns.

8. AMENDMENTS. This Amendment may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

GUARANTOR:

BLACKSTONE MORTGAGE TRUST, INC.,
a Maryland corporation

By:	/s/ Douglas N. Armer
	Name:	Douglas N. Armer
	Title:	Executive Vice President, Capital Markets, and Treasurer

[Signatures Continued on Next Page]

[Fifth Amendment to Limited Guaranty – Citi/BXMT]

BUYER:

CITIBANK, N.A.

By:	/s/ Richard B. Schlenger
Name: Richard B. Schlenger
Title: Authorized Signatory

[Fifth Amendment to Limited Guaranty – Citi/BXMT]